UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

VERMONT PURE HOLDINGS, LTD
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VERMONT PURE HOLDINGS, LTD.
1050 Buckingham Street
Watertown, Connecticut 06795

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 29, 2010

The Annual Meeting of Stockholders of Vermont Pure Holdings, Ltd. will be held at the offices of Lamn, Krielow, Dytrych & Co., 500 University Boulevard, Suite 215, Jupiter, Florida 33458 on Monday, March 29, 2010, at 10:00 a.m. local time, for the following purposes:

1.	to elect seven directors to serve until the Annual Meeting of Stockholders in 2011 and until their respective successors have been duly elected and qualified; and

2.	to transact such other business as may properly come before the meeting and any adjournment(s) of the meeting.

Our Board of Directors recommends that you vote FOR the election of the nominees for director set forth in the proxy statement accompanying this Notice.

The record date for the Annual Meeting is February 12, 2010.  Only stockholders of record at the close of business on February 12, 2010 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on March 29, 2010.

Pursuant to rules adopted by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a notice of annual meeting, proxy card and 2009 Annual Report to Stockholders, and by notifying you of the availability of our proxy materials on the Internet.  The notice of annual meeting, proxy statement, proxy card and 2009 Annual Report to Stockholders are available at http://www.vermontpure.com/proxy. In accordance with SEC rules, the materials on the site are searchable, readable and printable and the site does not have “cookies” or other tracking devices which identify visitors.

All stockholders are invited to attend the Annual Meeting.  However, to assure your representation at the meeting, whether or not you expect to attend the Annual Meeting in person, please sign and date the accompanying proxy card and mail it promptly in the enclosed envelope.  You may revoke your proxy if you so desire at any time before it is exercised at the Annual Meeting.

By Order of the Board of Directors

Bruce S. MacDonald
Secretary

Watertown, Connecticut
March 1, 2010

VERMONT PURE HOLDINGS, LTD.

___________________________
PROXY STATEMENT

___________________________

General Information

Our Board of Directors is soliciting proxies to be voted at the 2010 Annual Meeting of Stockholders to be held on March 29, 2010, and any adjournment(s) of the meeting.  Your vote is very important.  For this reason, our Board is requesting that you permit your common stock to be represented at the Annual Meeting by the persons named as proxies for the Annual Meeting.  The matters to be considered at the Annual Meeting are set forth in the Notice of Meeting.

Our executive offices are located at 1050 Buckingham Street, Watertown, Connecticut 06795 and our telephone number is 860-945-0661.  We are sending this proxy statement and the enclosed proxy card to stockholders of record on or about March 1, 2010.

Internet Availability of Proxy Materials and Annual Report

These proxy solicitation materials are available at http://www.vermontpure.com/proxy on or about March 1, 2010 to all stockholders entitled to vote at the Annual Meeting.  A copy of our Annual Report on Form 10-K for the fiscal year ended October 31, 2009 will be made available at http://www.vermontpure.com/proxy concurrently with these proxy solicitation materials.

Record Date and Outstanding Shares

The Board has fixed the close of business on February 12, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.  Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments of the meeting.  As of February 12, 2010, we had 21,480,681 shares of common stock outstanding.  Each of our stockholders will be entitled to one vote for each share of common stock held of record by that stockholder.

Solicitation and Revocation

When proxies are properly voted, whether by telephone, via the Internet, or by dating, executing and returning a proxy card, the shares they represent will be voted at the Annual Meeting according to the instructions of the stockholder.  If no specific instructions are given, the shares will be voted:

•
for the election of the seven nominees for director listed in this proxy statement to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified; and

•	at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting or any adjournment.

Any proxy given in response to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to our Secretary, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date.

Quorum

The presence, in person or by proxy, of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting.  A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter.  The shares subject to a proxy which are not being voted on a particular matter will not be considered shares entitled to vote on such matter.  These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum.  If applicable, we also count abstentions in determining whether a quorum exists.

Voting

If a quorum is present at the Annual Meeting, the persons nominated for election as director will be elected by a plurality of the shares of common stock voted at the Annual Meeting.  “Plurality” means that the nominees who receive the highest number of votes will be elected as the directors for the ensuing year.

Shares Held by Brokers or Nominees

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares, which are held in “street name,” and these proxy materials are being provided to you by your broker, bank or nominee, who is considered the stockholder of record with respect to those shares.  As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a proxy from your broker, bank or nominee.  Your broker, bank or nominee has sent you a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.  If you do not provide timely voting instructions, your broker, bank or nominee may have discretionary authority to vote your shares on matters which are considered routine.  For non-routine matters, including the election of directors, if you do not provide instructions, your broker, bank or nominee will not vote your shares, which results in a “broker non-vote.”

Where You May Obtain Additional Copies

You may promptly obtain additional copies of the proxy materials and our 2009 Annual Report by sending a written request to Bruce MacDonald, Chief Financial Officer, Vermont Pure Holdings, Ltd., 1050 Buckingham Street, Watertown, Connecticut 06795, by contacting him at 802-658-9112, or by sending an e-mail with your request to bmacdonald@crystalrock.com.  All materials are also available online at http://www.vermontpure.com/proxy.

Proposal
Election Of Directors

The only proposal on the agenda for the Annual Meeting is the election of seven directors for a one-year term beginning at the Annual Meeting and ending at our 2011 Annual Meeting of Stockholders.  We know of no other matter to be presented at the Annual Meeting.  If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies we receive will be voted on that matter in accordance with the best judgment of the persons named in the proxies.

The Board has nominated the seven incumbent directors to serve as candidates for election as director, to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.  In case any of these nominees should become unavailable for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

Unless otherwise specified in the form of proxy, the proxies solicited by the management will be voted “FOR” the election of the seven candidates.

The Board of Directors unanimously recommends a vote FOR the election of Messrs. Rapaport, Henry Baker, Peter Baker, John Baker, Davidowitz, Dytrych and Lapides.

Directors

The following table sets forth information concerning each of our directors, two of whom are current executive officers.  Age information is as of February 1, 2010.  Henry E. Baker is the father of Peter K. Baker and John B. Baker.

Name	Age	Position
Ross S. Rapaport	67	Chairman of the Board
Henry E. Baker	77	Director, Chairman Emeritus
Peter K. Baker	50	Director, Chief Executive Officer and President
John B. Baker	55	Director and Executive Vice President
Phillip Davidowitz	78	Director
Martin A. Dytrych	53	Director
John M. LaPides	50	Director

The business experience during at least the last five years for each of these individuals is as follows:

Ross S. Rapaport became a director in October 2000.  Since June 2002, Mr. Rapaport has been of counsel to Pepe & Hazard LLP, a law firm with offices in Hartford, Waterbury and Southport, Connecticut, and Boston, Massachusetts, that we employ from time to time.  He has practiced in the area of corporate and general business law for more than 35 years.  Mr. Rapaport has provided legal advice to Crystal Rock, which became a subsidiary of Vermont Pure Holdings in 2000, since 1974 and serves as trustee of the Baker family trusts.

Henry E. Baker became a director and our chairman emeritus in October 2000.  From 1947 to October 2000, he was employed at Crystal Rock.  He was appointed president of Crystal Rock and became chairman of its board of directors in 1965.  Mr. Baker served on the board of directors of the International Bottled Water Association, or IBWA, for two decades.  He was inducted into the Beverage World Bottled Water Hall of Fame in 1990.

Peter K. Baker became a director and our president in October 2000.  In November 2005, he was named our Chief Executive Officer while retaining his other positions.  From 1977 to October 2000, he was employed at Crystal Rock, serving as its co-president from 1993 to 2000.  He is currently on the board of directors of the IBWA and served as its chairman during the 1998-1999 term.

John B. Baker became our executive vice president in October 2000 and a director in September 2004.  From 1975 to October 2000, he was employed at Crystal Rock, serving as its co-president from 1993 to 2000.

Phillip Davidowitz became a director in June 1998 and serves on our Audit and Compensation Committees.  Mr. Davidowitz, who is retired, was president of TSC Clearing Services, Inc. from 1980 to 2001 and a member of the New York Stock Exchange and vice chairman of Transatlantic Securities Company from 1988 to 2001.  TSC Clearing Services was a wholly-owned subsidiary of Transatlantic Securities Company.  Transatlantic Securities Company was a member of the New York Stock Exchange and executed orders for clients on an agency basis only and cleared its own transactions.

John M. LaPides became a director in November 2005 and serves on our Audit and Compensation Committees.  He served as the President of Snow Valley, Inc. from 1987 to 2009, a home and office refreshment company located in Maryland that he established.  He is a past President of the IBWA, where he has served 15 years as a director and ten years as a member of the IBWA executive committee.  Since 2001, Mr. LaPides has been an Entrepreneur in Residence at the Dingman Center for Entrepreneurship at the Robert Smith School of Business at the University of Maryland.  Since 2009, he has served as the principal in Shadow Point Capital, an investment banking and consulting business.

Martin A. Dytrych became a director in November 2005 and serves on our Audit and Compensation Committees.  He is a certified public accountant and since 1981 has been with the accounting firm Lamn, Krielow, Dytrych & Co., P.A.  He has been a stockholder of that firm since 1985.  Mr. Dytrych is a member of the AICPA, the Florida Institute of CPAs and the Association of Certified Fraud Examiners.  He is also a Diplomat of the American Board of Forensic Accounting Examiners.

Corporate Governance

We believe that good corporate governance and fair and ethical business practices are crucial not only to our proper operation, but also to building and maintaining confidence in the integrity, reliability and transparency of the securities markets.  We take our responsibilities in this area very seriously.

Independent Directors

Board of Directors.  Vermont Pure is a “controlled company” under the Corporate Governance Rules of the New York Stock Exchange Amex market (NYSE Amex), which means that a majority of our issued and outstanding voting stock is controlled by a single person or related group of persons, and that the company has elected controlled company status.

A controlled company is exempted from certain rules otherwise applicable to companies whose securities are listed on NYSE Amex, including (i) the requirement that a company have a majority of independent directors, (ii) the requirement that nominations to the company’s Board be either selected or recommended by a nominating committee consisting solely of independent directors, and (iii) the requirement that officers’ compensation be either determined or recommended by a compensation committee consisting solely of independent directors.

Under NYSE Amex rules, no director qualifies as independent until the Board makes an affirmative determination to that effect.  In making this determination, the Board must affirmatively conclude that the director does not have a material relationship with us that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.  The Board considers, among other factors, the director’s current and historic relationships with us and our competitors, suppliers, customers and auditors, including compensation directly or indirectly paid to the director; the director’s professional and family relationships with management and other directors; the relationships that the director’s current and former employers may have with us; and the relationships between us and other companies of which the director may be a director or executive officer.

We have three independent directors on our Board.  After considering the factors described in the previous paragraph, the Board has determined that Messrs. Davidowitz, Dytrych and LaPides are independent.  NYSE Amex rules require that the independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session.  In addition to their meetings as members of the Audit and Compensation Committees, of which they are the sole members, the independent directors met three other times in person during fiscal year 2009, in executive session each time with the Company’s outside counsel present.

Chairman and Chief Executive Officer.  The Chairman of the Board is Ross Rapaport, and the Chief Executive Officer is Peter Baker.  Although it is common for major companies in the United States to have CEOs who also hold the position of chairman of the board, a number of studies on corporate governance have recommended that the positions be held by two different persons.  Neither Mr. Rapaport nor Mr. Baker is an independent director.

Attendance at Board, Committee and Stockholder Meetings

NYSE Amex rules require that our Board of Directors meet at least quarterly.  During the fiscal year ended October 31, 2009, the Board met four times in person and twice by telephone conference.  The Audit Committee met four times in person and four times by telephone conference, and the Compensation Committee met three times in person.  No incumbent director attended fewer than 75% of the total number of meetings of the Board and committees of the Board on which he served.

It is our policy that all members of the Board of Directors attend the Annual Meeting of stockholders in person, although we recognize that directors occasionally may be unable to attend for personal or professional reasons.  We generally hold a meeting of the Board on the same date as the annual stockholder meeting.  In 2009, all directors attended the Annual Meeting in person or by telephone.

Code of Ethics

Our Board of Directors has adopted a code of ethics that applies to all of our employees, officers and directors.  The code covers compliance with law; fair and honest dealings with us, with competitors and with others; fair and honest disclosure to the public; and procedures for compliance with the code.  Our code of ethics is available in the Investor Relations section (under Directors and Officers) of our website located at www.vermontpure.com.  A copy of the code of ethics is also available to stockholders upon request, addressed to Vermont Pure Holdings, Ltd., Attn: Bruce MacDonald, 1050 Buckingham Street, Watertown, Connecticut 06795.

Stockholder Communications

Our stockholders may communicate directly with the members of the Board of Directors or the chair of Board committees by writing directly to those individuals c/o Vermont Pure Holdings, Ltd. at the following address: 1050 Buckingham Street, Watertown, Connecticut 06795.  Our policy is to forward, and not to intentionally screen, any mail received at our corporate office that is sent directly to an individual.

Director Candidates and Nominating Process

Nominations.  As previously noted, Vermont Pure is a “controlled company” under NYSE Amex Corporate Governance Rules, which means that a majority of its issued and outstanding voting stock is controlled by a single person or related group of persons, and that the Company has elected controlled company status.  A controlled company is exempted from the requirement that nominations to the Company’s Board be either selected or recommended by a nominating committee consisting solely of independent directors.  Accordingly, nominations to our Board were made by the full Board.  The Board has nominated the seven incumbent directors to serve as candidates for election as director, to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified.

Nominations by Stockholders.  Since 2000, we have had a by-law provision that authorizes a stockholder of record to submit to us the name of any person whom the stockholder wishes to nominate as a candidate for election to the Board.  In general, such a submission must be received by our corporate secretary at our principal office in Watertown, Connecticut at least 90 days prior to the scheduled date of the Annual Meeting, and must contain all information about the candidate that would be required to be disclosed in a proxy statement prepared and filed under federal and state law, as well as the proposed nominee’s consent to be named as a nominee and to serve if elected.  The stockholder must also provide information about his or her identity and the number of shares owned.  If the nomination is made by a stockholder holding shares in “street name,” then the identity and ownership information must be furnished about the beneficial owner of the shares.  A candidate submitted by a stockholder as a nominee need not be nominated by the independent directors or by the full Board.

Our by-laws do not obligate us to include information about the candidate in our proxy materials, nor do the by-laws require us to permit the stockholder to solicit proxies for the candidate using our proxy materials.  The by-laws relate only to the procedure by which a stockholder may nominate a candidate for director.  To date, no stockholder has proposed a candidate pursuant to our by-laws.  If a stockholder should propose a candidate, we anticipate that the full Board, including the independent directors, would evaluate that candidate on the basis of criteria reasonably determined by the Board to be relevant to the requirements of the position.  For additional information, please refer to Section 4.5 of our by-laws and the section entitled “Stockholder Proposals for the Next Annual Meeting” in this Proxy Statement.

Policies and Procedures for the Review and Approval of Transactions with Related Parties

Our Board has no formal policies and procedures for the review and approval of transactions with related parties.  However, the Audit Committee has the responsibility of reviewing and approving transactions with related parties.  In connection with the review of any related party transactions, the Audit Committee considers, among other matters, the nature, timing and duration of the transactions, the relationships of the parties to the transactions, whether the transactions are in the ordinary course of the Company’s business, the dollar value of the transactions and whether the transactions are in the interest of the Company.  The Audit Committee ratified the related party transactions described below, to the extent they occurred or were materially modified in fiscal 2009.

Related Party Transactions

Subordinated Notes Held by Significant Stockholders.  In October 2000, we issued the stockholders of Crystal Rock (members of the Baker family and related family trusts) subordinated promissory notes due in 2012 in the original principal amount of $22,600,000.  In fiscal 2004, we paid $5,000,000 in principal on these notes with part of the proceeds from the sale of the assets of our retail business.  In fiscal 2005, we paid $3,600,000 in principal on the notes in conjunction with the refinancing of our senior debt facility.  As part of the refinancing, we restructured the terms of the subordinated notes.  In 2009, we paid an additional $500,000 in principal on the notes.  The following table shows the holder, the remaining principal amount on October 31, 2009 and the amount paid each holder for interest during the fiscal year.

Related Party	Principal Balance	Interest Paid
Henry E. Baker	$4,600,000	$552,000
John B. Baker	4,200,000	550,167
Peter K. Baker	4,700,000	564,000
Total	$13,500,000	$1,666,167

As noted above, Henry Baker is a director and his sons, John and Peter Baker, are directors and executive officers.

The subordinated notes bear interest at 12%, compounded quarterly, with payments due on the 20th of February, May, August and November.  The notes mature in 2012 and we are required to pay interest only until maturity.  There is a balloon payment of the full principal amount at maturity.  The subordinated notes become due and payable in case of liquidation, dissolution, insolvency, sale of the business or acceleration of the senior debt. Our senior debt facility makes funds available for repayment of the subordinated notes if we attain certain financial criteria.  There is no prepayment penalty for repaying the subordinated notes.

The subordinated notes are secured by all of our assets, but the subordinated notes and security interest are junior and subordinated to the senior debt owed to and the security interest in favor of Bank of America and its successors.  Under the related subordination agreement, we may pay, and the holders of the subordinated notes may accept, quarterly interest payments so long as there is no default on the senior debt and the payment would not cause such a default.  The holders of the subordinated notes can accrue unpaid interest, and we may pay those amounts, if such payments would not result in a default on the senior debt.  The holders of the subordinated notes have pledged a continuing security interest in the subordinated notes to Bank of America.

Related Party Leases.  We lease a 67,000 square foot facility in Watertown, Connecticut from Henry E. Baker, as trustee of the Baker Grandchildren's Trust, and a 22,000 square foot facility in Stamford, Connecticut from Henry E. Baker.  Future annual rent payments for these leases will be as follows:

Fiscal year ending October 31,	Stamford	Watertown
2010	248,400	414,000
2011	-	452,250
2012	-	452,250
2013	-	461,295
2014	-	461,295
2015	-	470,521
2016	-	470,521
Total	$248,400	$3,182,132

The Watertown, Connecticut facility contains a water purification and bottling plant, warehouse space, a truck garage and office space.  We lease this property on a “triple net” basis, originally for a 10-year term that began in October 2000, with an option to extend the lease for five more years.  In fiscal 2009, we paid $414,000 in rent.

We entered into an amendment of this lease on August 29, 2007, following our decision to construct solar panels on the roof of the facility, in order to generate a portion of our electricity needs more cheaply than we currently pay for electricity.  We determined that the economic payback period for the solar panels would exceed the remaining term of the lease unless we sought and obtained an amendment of the lease.  After finalizing the lease amendment, we entered into agreements for the construction of the solar panels as well as grant agreements from the State of Connecticut which subsidized the project in part.  We completed construction of the solar panels in 2008.  Federal and state tax credits lowered the effective cost of the project to us.

The future rent obligations under the amended lease are set forth in the table above.  As amended, the lease extends the original term from 2010 to 2016, with an option to extend the lease for five more years for a rent to be negotiated or determined by appraisers selected by the parties.  We believe that the rent we pay for this facility is at least as favorable as we could have obtained in an arm’s-length transaction.

The Stamford property includes warehouse space, a truck garage and office space.  We entered into this lease in October 2000 and have an option to extend this 10-year “triple net” lease for a negotiated rent for an additional five years.  Either party may terminate the lease prior to expiration upon nine months’ notice to the other, but if we terminate, we must pay a termination fee equal to six months’ rent.  We believe that the rent we pay for this facility is at least as favorable as we could have obtained in an arm’s-length transaction.  In fiscal 2009, we paid $248,400 in rent.

Henry E. Baker Employment Agreement.  We had a written employment agreement with Henry Baker that expired June 30, 2008.  Currently Mr. Baker is employed by us as an at-will employee in the discretion of management.  He is Chairman Emeritus of the Company and makes himself reasonably available to us for consultation for at least 20 hours per calendar month.  His base annual salary is $47,000, subject to annual review by the Board, and we provide him with use of a Company-owned automobile.

Other Related Party Matters.  During fiscal 2009, Ross Rapaport, a director of the Company, was associated with Pepe & Hazard LLP, a law firm which we engage regularly for various legal matters.  During fiscal 2009, we paid the firm $69,000.

Committees of the Board of Directors

Compensation Committee

The Compensation Committee of the Board is currently composed of three directors, Messrs. Davidowitz, Dytrych and LaPides.  The Committee is charged with the responsibility of reviewing and approving our executive officers’ compensation and has the authority to approve discretionary grants of stock options and restricted stock under our stock option and incentive plans, which it administers.  The Committee also determines the compensation to be paid to Board members.  In recent years, the Company, and the Committee, have in large measure deemphasized the use of equity plans as part of our compensation system.

Although as a controlled company, we are not required to have an independent Compensation Committee, we have decided to maintain that Committee’s independence.  For companies other than controlled companies, NYSE Amex rules require that the compensation of the chief executive officer be determined, or recommended to the Board for its determination, by either a majority of independent directors or a wholly-independent Compensation Committee.  We intend to continue to use our existing Compensation Committee, the members of which are independent, for this purpose.  NYSE Amex rules prohibit a CEO from being present during voting or deliberations with respect to his compensation.  Compensation of all other executive officers is required to be determined in the same manner, except that the CEO is permitted to be present during voting or deliberations with respect to the compensation of executive officers other than himself.  NYSE Amex rules do not require that a Compensation Committee have a written charter, and our Compensation Committee does not have a written charter at this time.

For fiscal 2009, compensation consultants had no role in determining or recommending the amount or form of executive or director compensation.

Audit Committee

Our Audit Committee is currently composed of three directors, Messrs. Davidowitz, Dytrych and LaPides.  The primary purpose of the Audit Committee is to assist the board in fulfilling its oversight responsibilities relating to (a) the quality and integrity of our financial statements and other financial reports, (b) our system of internal accounting controls, (c) the performance of our independent auditors and (d) our compliance with legal and regulatory requirements.  The Committee meets privately with the independent auditors, has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence from management.  The independent auditors have unrestricted access and report directly to the Committee.  The Audit Committee has the sole authority to approve transactions that may involve actual or apparent conflicts of interest.  Additionally, the Audit Committee has responsibilities and authority necessary to comply with rules under the Securities Exchange Act of 1934, or the Exchange Act, relating to (i) direct responsibility for the appointment, compensation, retention and oversight of our accountants, (ii) treatment of complaints and concerns relating to accounting, internal accounting controls and auditing matters, (iii) the engagement of independent counsel and other advisors, and (iv) determining appropriate funding for audit and audit-committee related expenses.  The Audit Committee has adopted a written charter, a current copy of which is available in the Investor Relations section (under Directors and Officers) of our website at www.vermontpure.com.  A copy of the charter is also available to stockholders upon request, addressed to Vermont Pure Holdings, Ltd., Attn: Bruce MacDonald, 1050 Buckingham Street, Watertown, Connecticut 06795.

Under NYSE Amex rules, the Board is required to make certain findings about the independence and qualifications of the members of the Audit Committee.  In addition to assessing the independence of the members under the NYSE Amex rules, the Board also considered the requirements of Section 10A(m)(3) and Rule 10A-3 under the Exchange Act.  As a result of its review, the Board determined that Messrs. Davidowitz, Dytrych and LaPides, as the members of the Audit Committee, are independent.  Mr. Dytrych serves as the Chair of the Audit Committee.

In addition, the Board determined that:

•	each member of the Audit Committee is, as required by NYSE Amex rules, able to read and understand fundamental financial statements; and

•
at least one member of the Committee, Mr. Dytrych, is “financially sophisticated” under the NYSE Amex rules and is an “audit committee financial expert” under applicable provisions of the federal securities laws.

Compensation of Non-Employee Directors

The following table sets forth information as to the total remuneration paid to our non-employee directors for the fiscal year ended October 31, 2009.

Fiscal 2009 Non-Employee Director Compensation1
Name	Fees Earned or Paid in Cash	Total
(a)	(b)	(h)
Ross R. Rapaport (2)	$165,000	$165,000
Phillip Davidowitz	$35,000	$35,000
Martin A. Dytrych	$40,000	$40,000
John M. LaPides	$35,000	$35,000
              _____________________
Notes:

(1)
Non-employee directors receive (a) a $25,000 annual cash retainer, (b) an additional $5,000 annual cash retainer for each Committee membership, and (c) an additional $2,500 annual cash retainer for serving as Chair of a Committee.  For fiscal 2009, the Chairman of the Board received an additional $20,000 for serving as Chairman.  For fiscal 2010, the Chairman will receive an additional $40,000 (instead of $20,000) for serving as Chairman.

(2)
The Compensation Committee decided to pay Mr. Rapaport an additional payment of $120,000 for his services as a director in fiscal 2009 because of his unusually significant involvement and services in assisting the Company and its CEO in connection with major litigation involving the Company.

Our Executive Officers

We currently have three executive officers, Peter Baker, John Baker, and Bruce MacDonald.  Biographical and other information about the Messrs. Baker, who are also directors, is set forth above.  Information about Bruce MacDonald, our only other executive officer, is as follows:

Bruce S. MacDonald has been our chief financial officer and treasurer since May 1993.  He has also served as our corporate secretary since June 1999.  From 1987 to May 1993, Mr. MacDonald was controller of Cabot Cooperative Creamery Incorporated.  As of February 1, 2010, Mr. MacDonald is 51 years old.

Compensation of Executive Officers

Fiscal 2009 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)3	Total ($)
Peter K. Baker President &CEO	2009 2008	$320,000 $320,000	-0- -0-		$-0- 80,000	2	$19,440 $19,867	$339,440 $419,867
John B. Baker Executive Vice President	2009 2008	$320,000 $320,000	-0- -0-		$-0- 80,000	2	$15,360 $15,567	$335,360 $415,567
Bruce S. MacDonald CFO, Treasurer, and Secretary	2009 2008	$195,000 $195,000	$-0-25,000	1	-0- -0-		$17,266 $24,155	$212,266 $244,155
_____________________

Notes:

(1)	Mr. MacDonald is eligible to receive a discretionary bonus at the end of each fiscal year.

(2)	Reflects achievement of approximately 100% of the 2008 target annual EBITDA.

(3)
Represents the cost, including insurance, fuel and lease payments, net of pro-rated residual value, of a Company-provided automobile, life and disability insurance premiums and Company 401(k) matching funds for respective employees as follows:

Employee	Year	Auto Expense	Insurance	401K Matching	Total
Peter K. Baker	2009	$19,440			$19,440
	2008	$19,867			$19,867
John B. Baker	2009	$15,360			$15,360
	2008	$15,567			$15,567
Bruce S. MacDonald	2009	$11,645	$3,361	$2,260	$17,266
	2008	$16,252	$5,313	$2,590	$24,155

Employment Agreements and Arrangements

We have employment agreements with our three named executive officers.

The main provisions of the agreements pertain to incentive payments and to termination of employment.  However, in negotiating their current agreements, the Compensation Committee acted to eliminate “change of control” provisions from Peter and John Baker’s employment agreements because there can be no change of control of the Company without the agreement of the members of the Baker family considered as a group.

Mr. MacDonald’s employment agreement, in comparison, does contain what the Compensation Committee considers to be a reasonable change of control provision.  Providing severance and benefits continuation allows the executive to assess business situations objectively and without regard to the personal outcomes of implementing a sound business decision for the Company.  For example, the executive may not objectively assess a merger opportunity if it would result in the executive being terminated without the safety of income being provided post-termination, even if the merger would produce very positive stockholder value.

Peter K. Baker and John B. Baker Employment Agreements

We entered into three-year employment agreements with Peter Baker and John Baker as of January 1, 2007.  These agreements automatically extend on a year-to-year basis unless either party gives written notice to the other, in each case at least 180 days prior to the end of the then current term, of such party’s election not to extend the term of the agreement.  Currently the expiration date is December 31, 2010, subject to earlier termination as set forth in the agreement.  Peter Baker is currently employed as our Chief Executive Officer and President and John Baker is currently employed as our Executive Vice President.  Under the employment agreements, each executive officer receives an initial base salary of $320,000, subject to annual review by the Compensation Committee, and is also eligible to receive an additional non-equity incentive payment.  Effective September 10, 2009, the parties amended the employment agreements by changing the calculation required to be made in connection with the determination of non-equity incentive payments available under the agreements.  The size of the incentive payment ranges from $40,000 to $96,000, depending on our ability to achieve stated levels of target EBITDA; no incentive payment is due if we do not have an Adjusted EBITDA, as defined, that is at least 90% of our EBITDA target level.  Each executive officer earned $80,000 under this provision for fiscal 2008 and nothing in fiscal 2009.  Under the employment agreements, we also provide each executive officer with an automobile.

The employment agreements with Messrs. Baker contain confidentiality provisions and non-competition clauses that prohibit competition (a) during the term of his employment and during any period that the executive officer is receiving severance benefits, or (b) for a period of 12 months in the event he is terminated without entitlement to severance benefits.

We can terminate the employment of either of the Messrs. Baker at any time and for any reason.  If we terminate the executive officer’s employment without “cause,” as defined in the employment agreement, before the employment agreement otherwise expires, we would be required to pay him an amount equal to his annual base salary at the termination date, plus fringe benefits, as defined in the employment agreement, for the 12 months following the termination.  Generally, termination of employment by the company for “cause” as defined in the employment agreements means (i) material breach of agreements between the Company and the executive, (ii) willful refusal or failure of the executive to perform his duties in accordance with the provisions of the agreement, (iii) violation of confidentiality, (iv) fraud or theft of Company property, (v) commission of a felony, or (vi) being engaged in the illegal use of controlled or habit forming substances.

Bruce S. MacDonald Employment Agreement

We entered into a three-year employment agreement with Bruce S. MacDonald as of January 1, 2007.  This agreement automatically extends on a year-to-year basis unless either party gives written notice to the other, in each case at least 180 days prior to the end of the then current term, of such party’s election not to extend the term of the agreement.  Currently the expiration date is December 31, 2010, subject to earlier termination as set forth in the agreement.  The employment agreement provides that Mr. MacDonald will be our Chief Financial Officer, Vice President of Finance and Treasurer.  Under the employment agreement, Mr. MacDonald will receive an initial base salary of $195,000, subject to annual review by the Compensation Committee.  In its sole discretion, the Compensation Committee may (but is not required to) determine that we shall pay a bonus to Mr. MacDonald after the end of our fiscal year.  In fiscal 2008, Mr. MacDonald was awarded a discretionary bonus under this provision of $25,000.  Under the employment agreement, we will reimburse Mr. MacDonald up to $15,000 in the aggregate for the actual cost of purchasing insurance that we do not offer as an employee benefit, if he elects to obtain it, and for leasing and operating an automobile.  We paid in excess of that allowance in fiscal 2008 because we elected  to retain and provide to Mr. MacDonald a leased automobile that had been used by a departed executive officer of the Company.  While this decision reduced the Company’s net costs, the lease expense for that automobile was greater than that originally budgeted for Mr. MacDonald.

The agreement with Mr. MacDonald contains confidentiality provisions and a non-competition clause substantially the same as those described above for the Messrs. Baker.  We can terminate the employment of Mr. MacDonald at any time and for any reason.  If we terminate Mr. MacDonald’s employment without “cause,” as defined in the employment agreement, before the employment agreement otherwise expires, or if Mr. MacDonald’s employment is terminated for any reason or he elects to discontinue employment with the company within 30 days of a “change of control,” we would be required to pay him an amount equal to his annual base salary at the termination date, plus fringe benefits, as defined in the employment agreement, for the 12 months following the termination.

Outstanding Equity Awards at Fiscal 2009 Year-End
Name	At the End of Fiscal Year	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date1
(a)		(b)	(e)	(f)
Bruce S. MacDonald	2009	100,000	$3.25	10/5/2010
		10,000	$3.62	6/7/2011
		50,500	$2.36	1/20/2015
_____________________

Notes:

(1) All options have a ten year term.  The option grant dates are ten years prior to the expiration dates.

Potential Post-Employment Payments

Under the terms of each of Peter and John Baker’s employment agreements, if either officer’s employment were to be terminated by the Company without cause (as defined), then he would be entitled to an amount equal to his annual base salary at the termination date, plus fringe benefits (as defined), for the 12 months following the termination.  Based upon fiscal year 2009 information, the amount of severance pay would be $320,000 plus the value of fringe benefits ($13,583 for Peter Baker and $10,874 for John Baker), for a total of $333,582 for Peter Baker and $330,874 for John Baker, payable in each case as follows:  50% of the severance pay on the six-month anniversary of the termination date, followed by 8.3333% of the severance pay each month for six additional months in equal installments, in each case less taxes and other applicable withholdings, plus the value of the fringe benefits in 12 equal monthly installments.  Neither officer would receive post-employment payments if he were to resign voluntarily or be terminated with cause.  Payment of all severance and benefits are subject to the execution and delivery of a satisfactory release form by the officer.

Under the terms of Mr. MacDonald’s employment agreement, if he were to be terminated by the Company without cause (as defined) or if, within 30 days of a change of control (as defined), he were terminated for any reason or elected to discontinue employment with the Company, then he would be entitled to an amount equal to his annual base salary at the termination date, plus fringe benefits (as defined), for the 12 months following the termination.  Based upon fiscal year 2009 information, the amount of severance pay would be $195,000 and the value of the fringe benefits would be approximately $10,874, for a total of $205,874, payable as follows: 50% of the severance pay on the six-month anniversary of the termination date, followed by 8.3333% of the severance pay each month for six additional months in equal installments, in each case less taxes and other applicable withholdings, plus the value of the fringe benefits in twelve equal monthly installments.  Mr. MacDonald also has outstanding stock options as set forth in the Outstanding Equity Awards At Fiscal Year-End table.  All of his stock options were vested as of October 31, 2009.  However, these options would not have any value as of October 31, 2009 because the exercise price of the options exceeded the market price of the Company’s stock as of October 31, 2009.  Mr. MacDonald would receive no post-employment payments if, absent a change of control, he were to resign voluntarily or be terminated with cause.  Payment of all severance and benefits are subject to Mr. MacDonald signing a satisfactory release form.

Security Ownership Of Certain Beneficial Owners
And Management

Stock Owned by Directors, Executive Officers and Greater-Than-5% Stockholders

The following table sets forth information as of February 12, 2010 with respect to the beneficial stock ownership of (i) those persons or groups known by us to beneficially own more than 5% of our common stock, (ii) each of our directors and nominees for director, (iii) the persons named in the Summary Compensation Table, and (iv) all of our directors and current executive officers as a group (based upon information furnished by such persons).  As of February 12, 2010, there were 21,480,681 shares of common stock outstanding.

Names and Addresses of Beneficial Owners1	Number of Shares Owned2	Right to Acquire3	Total Shares Beneficially Owned	Percent of Class4
Henry E. Baker, John B. Baker, Peter K. Baker and Ross S. Rapaport, individually and as a trustee, as a group5	10,852,155	83,000	10,935,155	49.5%
Ross S. Rapaport, individually and as trustee6	4,039,358	83,000	4,122,358	18.7%
Henry E. Baker	1,065,219	-	1,065,219	4.8%
Peter K. Baker	2,871,289	-	2,871,289	13.0%
John B. Baker	2,876,289	-	2,876,289	13.0%
Phillip Davidowitz	5,000	53,000	58,000	0.3%
Martin A. Dytrych	-	-	-	-
John M. LaPides	-	-	-	-
Bruce S. MacDonald	49,035	160,500	209,535	1.0%
All executive officers and directors as a group (8 persons)	10,906,190	296,500	11,202,690	50.8%
_______________________
Notes:

(1)	The business address of the group constituting a greater-than-5% stockholder and each officer and director is c/o Vermont Pure Holdings, Ltd., 1050 Buckingham Street, Watertown, Connecticut 06795.

(2)
Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to the shares listed, subject to community property laws where applicable.  Excludes shares that may be acquired through the exercise of stock options or other rights.

(3)	Represents the shares that can be acquired through the exercise of stock options within 60 days of the date of this table.

(4)
Percentages in this column are determined in accordance with SEC Rule 13d-3.  Based upon stock actually owned (that is, excluding Company options held by Mr. Rapaport and by all other Company option holders), the Baker Family Group currently owns a majority (50.5%) of the Company’s issued and outstanding common stock.

(5)
Information is based on a Schedule 13D/A filed with the SEC on September 16, 2005 by Henry E. Baker, John B. Baker, Ross S. Rapaport, as an individual and in his capacity as a trustee (the Baker Family Group).  As of that date, the Baker Family Group held 10,815,855 shares, as follows:  Henry Baker has sole voting and dispositive power with respect to 1,065,219 shares, John Baker has sole voting and dispositive power with respect to 2,876,289 shares, Peter Baker has sole voting and dispositive power with respect to 2,871,289 shares, and Mr. Rapaport has sole voting and dispositive power with respect to 4,003,058 shares (including (i) 3,910,018 shares held as a trustee U/T/A dated 12/16/91 F/B/O Joan Baker et al., Peter K. Baker Life Insurance Trust, and John B. Baker Life Insurance Trust, (ii) 10,040 shares held individually and (iii) 83,000 shares issuable pursuant to stock options held individually).  Subsequent to the filing of Schedule 13D/A, Mr. Rapaport, in his capacity as trustee U/T/A dated 12/16/91 F/B/O Joan Baker et al., purchased an additional 119,300 shares in the open market, bringing the total beneficially owned by the Baker Family Group to 10,935,155 shares.

(6)
Shares owned include 4,005,472 shares of common stock U/T/A dated 12/16/91 F/B/O Joan Baker et. al.. of which Mr. Rapaport is trustee; 11,923 shares for each of Peter K. Baker and John B. Baker Life Insurance Trusts, of which Mr. Rapaport is trustee; and 10,040 individually owned by Mr. Rapaport.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of a registered class of our common stock to file reports of ownership and changes in ownership with the SEC.  Officers, directors and ten-percent stockholders are charged by the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3, 4 and 5 and amendments to those forms furnished to us during fiscal 2009, and, if applicable, written representations that a Form 5 was not required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and ten-percent stockholders were fulfilled in a timely manner.

Information About our Audit Committee and Independent Registered Public Accounting Firm

Audit Committee Report

The following is a report of the Audit Committee describing the policies and procedures that it employed in reviewing the Company’s financial statements for the year ended October 31, 2009 and related matters.  The information set forth in this report is not “soliciting material” and is not “filed” with the SEC or subject to Regulation 14A under, or the liabilities of Section 18 of, the Securities Exchange Act of 1934, except to the extent we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

In accordance with its written charter, the primary role of the Audit Committee is to assist our Board in fulfilling its oversight responsibilities by reviewing the financial information proposed to be provided to stockholders and others, the internal control systems and disclosure controls established by management and the Board, the audit process and the independent auditors’ qualifications, independence and performance.

Management is responsible for the internal controls and preparation of the Company’s financial statements. The Company’s independent registered public accounting firm, Wolf & Company, P.C., is responsible for performing an audit of its consolidated financial statements including an evaluation of its internal controls in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) and issuing an opinion on the financial statements. The Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the Company’s internal controls, financial reporting practices and audit process.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and its internal controls over financial reporting for the fiscal year ended October 31, 2009 with management and the independent registered public accounting firm. As part of this review, the Audit Committee discussed with Wolf & Company, P.C. the communications required by the standards of the PCAOB, including those described in Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The Audit Committee has received from Wolf & Company, P.C. a written statement describing all relationships between that firm and the Company that might bear on the independent registered public accounting firm’s independence, consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”  The Audit Committee has discussed the written statement with the independent registered public accounting firm, and has considered whether the independent registered public accounting firm’s provision of consultation and other non-audit services to the Company is compatible with maintaining the registered public accounting firm’s independence.

Based on the above-mentioned reviews and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements and assertions on internal controls over financial reporting be included in its Annual Report on Form 10-K for the year ended October 31, 2009 for filing with the SEC.

Martin Dytrych, Chair
Philip Davidowitz
John LaPides

Current Independent Registered Public Accounting Firm

The Audit Committee engaged Wolf & Company, P.C. as our independent registered public accounting firm to perform an audit of our consolidated financial statements,  including an evaluation of our internal controls, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) for the fiscal years ended October 31, 2009 and 2008.  A representative of Wolf & Company, P.C. is expected to be available at the Annual Meeting via conference telephone and will have an opportunity to make a statement if he desires to do so.  He is also expected to be able to respond to appropriate questions.

The Audit Committee has selected Wolf & Company as the independent registered public accounting firm to audit our financial statements for fiscal 2010.

Independent Registered Public Accounting Firm Fees

The following is a summary of the fees for professional services rendered by Wolf & Company for the fiscal years ended October 31, 2009 and 2008:

Fee Category	Wolf & Company 2009	Wolf & Company 2008
Audit fees	$156,500	$155,000
Audit-related fees	1,600	-
Tax fees	-	-
All other fees	-	-
Total fees	$158,100	$155,000

Audit Fees:  Audit fees were for professional services rendered for the audit of our annual financial statements, the review of quarterly financial statements and the preparation of statutory and regulatory filings.

 Audit-Related Fees:  Audit-related fees were for professional services rendered in connection with employee benefit plan audits, accounting consultations, due diligence and audits in connection with acquisitions.

Tax Fees:  Tax fees consist of fees billed for professional services for tax compliance, tax planning and tax advice.  These services include assistance regarding federal and state tax compliance and planning, tax audit defense, and mergers and acquisitions.  Commencing in fiscal year 2006, we used a different accounting firm for tax services than the firm that performs our audit services.

 All Other Fees:  All other fees includes assistance with miscellaneous reporting requirements and interpretation of technical issues.

The Audit Committee considered and determined that the provision of non-audit services provided by Wolf & Company, P.C. is compatible with maintaining the firm’s independence.

The Audit Committee engaged Blum, Shapiro & Company P.C. for tax and tax advisory services for fiscal year 2009.

Pre-Approval Policies and Procedures

At present, our Audit Committee approves each engagement for audit and non-audit services before we engage Wolf & Company, P.C. to provide those services.

Our Audit Committee has not established any pre-approval policies or procedures that would allow our management to engage Wolf & Company, P.C. to provide any specified services with only an obligation to notify the Audit Committee of the engagement for those services.  None of the services provided by Wolf & Company, P.C. for fiscal 2009 was obtained in reliance on the waiver of the pre-approval requirement afforded in SEC regulations.

Whistleblower Procedures

In our Code of Ethics, our Audit Committee has adopted procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our directors, officers and employees of concerns regarding questionable accounting, internal accounting controls or auditing matters.

Other Matters

Other Business

Neither the Company nor our Board intends to propose any matters of business at the meeting other than those described in this proxy statement.  Neither we nor our Board know of any matters to be proposed by others at the meeting.

Solicitation of Proxies

We are soliciting proxies in the enclosed form and paying the cost of the solicitation.  In addition to the use of the mails, we may solicit proxies personally or by telephone or telegraph using the services of our directors, officers and regular employees at nominal cost.  We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred in sending proxy material to beneficial owners of our common stock.

Stockholder Proposals for the Next Annual Meeting

In order to be eligible for inclusion in our proxy statement and proxy card for the annual meeting scheduled to be held in 2011, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to our principal executive offices at least 120 days prior to the anniversary of the date of mailing of this proxy statement.  This proxy statement was sent to stockholders on or about March 1, 2010, so the date by which proposals are required to be received under Rule 14a-8 will be October 31, 2010.

Section 3.7 of our by-laws requires that a stockholder who wishes to bring an item of business before the annual meeting must provide notice of such item of business to us at our principal executive offices not less than 90 days before the date for such meeting.  We currently anticipate that next year’s annual meeting will take place at approximately the same time of the year, or on or about April 1, 2011.  In that case, the deadline for submission of notice will be January 1, 2011.  Section 4.5 of our by-laws imposes the same deadline on the nomination by a stockholder of a candidate for election to the board of directors.  For a meeting scheduled on April 1, 2011, any proposal or nomination submitted after January 1, 2011 will be untimely.  Our by-laws contain a number of other substantive and procedural requirements which should be reviewed by any interested stockholder.  Finally, SEC rules require us to disclose in our proxy materials certain information about candidates for nomination to the Board who are recommended by a stockholder or group of stockholders owning more than 5% of our common stock.  The deadline for notice to us of such a recommendation is 120 days prior to the anniversary of the date this proxy statement was mailed to stockholders, or October 31, 2010.

Availability Of Form 10-K

In addition to being available at http://www.vermontpure.com/proxy, copies of our Annual Report on Form 10-K for the fiscal year ended October 31, 2009, including our financial statements but excluding the exhibits to the Form 10-K, are being provided, without charge, to each stockholder solicited by this proxy statement.  The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit.  For further information, contact Bruce S. MacDonald, Chief Financial Officer, Vermont Pure Holdings, Ltd., 1050 Buckingham Street, Watertown, Connecticut 06795, telephone 802-658-9112.  Our Annual Report on Form 10-K and our other filings with the SEC, including the exhibits, are available for free on our website (www.vermontpure.com) and the SEC’s website (www.sec.gov).

ANNUAL MEETING OF STOCKHOLDERS OF

VERMONT PURE HOLDINGS, LTD.

March 29, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at http://www.vermontpure.com/proxy

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

↓	Please detach along perforated line and mail in the envelope provided.	↓

■ 20700000000000001000	0 032910

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of the following directors:				2. In their discretion, the proxies are authorized to vote upon such other business
	NOMINEES:			as may come before the meeting or any adjournment thereof.
	m	Henry E. Baker
FOR ALL NOMINEES	m	John B. Baker
	m	Peter K. Baker
WITHHOLD AUTHORITY	m	Phillip Davidowitz
FOR ALL NOMINEES	m	Martin A. Dytrych
	m	John M. LaPides
FOR ALL EXCEPT	m	Ross S. Rapaport
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ●

I PLAN ON ATTENDING THE ANNUAL MEETING ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

VERMONT PURE HOLDINGS, LTD.

March 29, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.	COMPANY NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, Proxy Statement and Proxy Card are available at http://www.vermontpure.com/proxy

↓	Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.	↓

■ 20700000000000001000 0	032910

 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of the following directors:				2. In their discretion, the proxies are authorized to vote upon such other business
	NOMINEES:			as may come before the meeting or any adjournment thereof.
	m	Henry E. Baker
FOR ALL NOMINEES	m	John B. Baker
	m	Peter K. Baker
WITHHOLD AUTHORITY	m	Phillip Davidowitz
FOR ALL NOMINEES	m	Martin A. Dytrych
	m	John M. LaPides
FOR ALL EXCEPT	m	Ross S. Rapaport
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ●

I PLAN ON ATTENDING THE ANNUAL MEETING ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐	■

VERMONT PURE HOLDINGS, LTD.

PROXY
SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING TO BE HELD ON MARCH 29, 2010

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned stockholder(s) of VERMONT PURE HOLDINGS, LTD., a Delaware corporation (the "Company"), hereby appoints Ross S. Rapaport and Peter K. Baker, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares of stock held by the undersigned or which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on March 29, 2010 and at all adjournments thereof (the "Meeting"), with all powers the undersigned would possess if personally present. This proxy will be voted in accordance with the instructions given on the reverse and in the discretion of the proxies upon all other matters that may properly come before the Meeting. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting and hereby revokes all proxies, if any, heretofore given by the undersigned to others for said Meeting.

(Continued and to be signed on the reverse side)